Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents

18.	Cash and cash equivalents
Cash and cash equivalents consisted of the following:

	At December 31,
	2021	2020
	(€ million)
Cash at banks	€13,176	€4,638
Money market securities measured at FVTPL	25,042	16,495
Other cash equivalents	11,411	1,760
Total Cash and cash equivalents	€49,629	€22,893
Cash and cash equivalents of the FCA Group with an acquisition fair value of €22,514 million were recognized on completion of the merger. Refer to Note 3, Scope of Consolidation for additional information.
Cash and cash equivalents held in certain foreign countries (primarily in Argentina, with an amount of €540 million at December 31, 2021) were subject to local exchange control regulations providing for restrictions on the amount of cash, other than dividends, that can leave the country.